UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 30, 2014

FAB UNIVERSAL CORP.

(Exact Name of Registrant as Specified in Charter)

Colorado	001-33935	87-0609860
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5001 Baum Boulevard Pittsburgh, Pennsylvania 15213
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (412) 621-0902

_____________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

  ☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  ☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01

Change in Registrant’s Certifying Accountant

On April 30, 2014, FAB Universal, Corp. (the “Company”) engaged KCCW Accountancy Corp. (“KCCW”), as its principal accountant, and on the same date dismissed Friedman LLP (“Friedman”), which decision was discussed with the Company’s Board of Directors but not formally recommended or approved.

As of the date hereof, the audit of the Company’s financial statements for the fiscal year ended December 31, 2013 has not yet been completed; however, the Company expects such audit to be completed as part of KCCW’s engagement.

During the year ended December 31, 2012, which was audited by Friedman, and the year ended December 31, 2013, which Friedman was engaged to audit, and the period from January 1, 2014 to April 30, 2014, when Friedman was still the auditor of record and performing auditing procedures, (i) there were no disagreements with Friedman on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to Friedman’s satisfaction, would have caused Friedman to make reference in connection with its opinion to the subject matter of the disagreement, except that (a) due to the time requirements placed on management because of an internal investigation (the “Internal Investigation”) being conducted by an outside independent consulting firm at the same time as the audit, Company personnel were not readily available to assist Friedman in completion of certain audit procedures, (b) certain requests for additional documentation and procedures were not complied with, and (c) Friedman was unwilling to express an opinion on the Company’s financial statements prior to the completion of the Internal Investigation and prior to the confirmation of bank balances at certain depository institutions in China, and (ii) there were no “reportable events,” as that term is described in Item 304(a)(1)(v) of Regulation S-K.  The Company has authorized Friedman to fully respond to the inquiries of KCCW regarding the matters described in (i)(a)-(c) and neither the Audit Committee or the full Board of Directors of the Company discussed such matters with Friedman.  The report of Friedman on the Company’s financial statements as of and for the fiscal year ended December 31, 2012 did not contain an adverse opinion or a disclaimer of an opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s two most recent fiscal years and in the subsequent interim period prior to April 30, 2014, the Company did not consult with KCCW regarding (i) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements and no written or oral advice was provided by KCCW that was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue or (ii) any matter that was either the subject of a disagreement or event, as set forth in Item 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K.

Attached as Exhibit 16.1 is a copy of Friedman’s letter addressed to the SEC relating to the statements made by the Company in this Current Report on Form 8-K.

Item 9.01

Financial Statements and Exhibits

(d) Exhibits

Description
16.1	Letter of Friedman LLP to the SEC dated May 16, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 16, 2014	FAB Universal Corp.
	By:	/s/ Christopher J. Spencer
Name: Christopher J. Spencer
Title: CEO and President

EXHIBIT INDEX

Exhibit No.	Description
16.1	Letter of Friedman LLP to the SEC dated May 16, 2014